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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 26, 1998


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
             DATED AS OF JUNE 1, 1998, PROVIDING FOR THE ISSUANCE OF
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-WFC1)


                 Salomon Brothers Mortgage Securities VII, Inc.
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             (Exact name of registrant as specified in its charter)


           Delaware                 333-50153                 13-3439681
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(State or Other Jurisdiction       (Commission            (I.R.S. Employer
of Incorporation)                  File Number)           Identification Number)

Seven World Trade Center
New York, New York                                               10048
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(Address of Principal                                          (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (212) 783-5659
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                                       -2-


Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates and the Mortgage Pools

                  On June 26, 1998, a single series of certificates, entitled Salomon Brothers Mortgage Securities VII, Inc., Mortgage Pass-Through Certificates, Series 1998-WFC1 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of June 1, 1998 (the "Agreement"), attached hereto as Exhibit 4.1, among Salomon Brothers Mortgage Securities VII, Inc. as depositor (the "Depositor"), Wilshire Servicing Corporation as master servicer (in such capacity, the "Master Servicer") and Bankers Trust Company as trustee (the "Trustee"). The Certificates consist of twelve classes of certificates (the "Certificates"). The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of residential fixed-rate and adjustable-rate, fully-amortizing, first lien mortgage loans having original terms to maturity of not greater than 30 years, except in the case of 10 mortgage loans with an aggregate outstanding principal balance as of the Cut-off Date of $2,513,257.52 (the "Mortgage Loans"). The Mortgage Pool consists of two separate sub-pools (each, a "Sub-Pool"), designated as Sub- Pool 1, which will consist of adjustable-rate Mortgage Loans (the "Adjustable Rate Mortgage Loans") having an aggregate principal balance as of June 1, 1998 (the "Cut-off Date") of approximately $144,733,556.89, and Sub-Pool 2, which will consist of fixed-rate Mortgage Loans (the "Fixed Rate Mortgage Loans") having an aggregate principal balance as of the Cut-off Date of approximately $24,226,930.28. The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement (the "Purchase Agreement"), dated June 25, 1998, between the Depositor and WMFC 1997-4 Inc. The Certificates were sold by the Depositor to Salomon Brothers Inc, an affiliate of the Depositor, pursuant to an underwriting agreement, dated June 25, 1998, between the Depositor and Salomon.

         The Certificates have the following initial Certificate Balances and initial Pass-Through Rates:


                         Initial Certificate
        Class             Principal Balance         Pass-Through Rate
        -----             -----------------         -----------------

         A-1               $104,182,070.00              Variable
         A-2                $23,968,035.00               6.50%
         XS                $150,115,105.00              Variable
         B-1                 $9,293,000.00              Variable
         B-2                 $7,603,000.00              Variable
         B-3                 $5,069,000.00              Variable



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                                       -3-



         B-4                 $8,871,000.00              Variable
         B-5                 $2,534,000.00              Variable
         B-6                 $7,181,287.00              Variable
         PO                    $258,895.00                N/A
         R-I                       $100.00              Variable
         R-II                      $100.00              Variable


                  The Certificates (except for the Class B-4, Class B-5 and Class B-6 Certificates) and the Mortgage Loans are more particularly described in the Prospectus, dated June 25, 1998, and the Prospectus Supplement, dated June 25, 1998, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class B-4, Class B-5 and Class B-6 Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.


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                                       -4-


Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

                           (a)      Not applicable

                           (b)      Not applicable

                           (c)      Exhibits



       EXHIBIT NO.                           DESCRIPTION

           4.1 Pooling and Servicing Agreement, dated as of June 1, 1998, by and among Salomon Brothers Mortgage Securities VII, Inc. as Depositor, Wilshire Servicing Corporation as Master Servicer and Bankers Trust Company as Trustee, relating to the Series 1998-WFC1 Certificates.




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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 26, 1998

                                             SALOMON BROTHERS MORTGAGE
                                             SECURITIES VII, INC.



                                             By: /s/ Susan Mills
                                                 ----------------------------
                                             Name:   Susan Mills
                                             Title:  Assistant Vice President





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                                INDEX TO EXHIBITS



                                                                    Sequentially
Exhibit No.                    Description                         Numbered Page
-----------                    -----------                         -------------

    4.1       Pooling and Servicing Agreement, dated as of               6
              June 1, 1998, by and among Salomon Brothers Mortgage Securities VII, Inc. as Depositor, Wilshire
              Servicing Corporation as Master Servicer and Bankers
              Trust Company as Trustee, relating to the Series
              1998-WFC1 Certificates.




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                                   Exhibit 4.1